                             SECURITIES AND EXCHANGE COMMISSION
                                     450 Fifth Street, NW
                                     Washington, DC  20549

                        ------------------------------------------

                                          FORM 8-K
                                       CURRENT REPORT

                           Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934

                                 For the Month of May 1997

                                 PNC MORTGAGE SECURITIES CORP.
                              MORTGAGE PASS-THROUGH CERTIFICATES,
                                         SERIES 1997-3
                 (Exact name of the registrant as specified in charter)

                 Delaware                33-84896            36-4152188
               (State or other         (Commission          (IRS Employer
               jurisdiction of         File Number)         Identification
               Incorporation)                               Number)


                                   75 NORTH FAIRWAY DRIVE
                                   VERNON HILLS, IL  60061

                         (Address of principal executive offices)

                    Registrant's telephone number, including area code:

                                      (847) 549-6500

ITEM 5.

     See Exhibit A, the Distribution Report for the Month of May 1997, attached hereto.

ITEM 7.

   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS:


     EXHIBITS:

     A. PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 1997-3, Monthly Distribution Report for May 1997.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    June 9, 1997

                                              PNC MORTGAGE SECURITIES CORP.
                                              (Registrant)

                                              By:   /s/ (RICHIE MOORE)
                                                    ------------------
                                                    RICHIE MOORE
                                                    SECOND VICE PRESIDENT

                                                               EXHIBIT A
                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             05/1997 DISTRIBUTION REPORT

PROCESSING MONTH:  04/1997

SERIES 1997-3  (1389)                                   WEIGHTED AVERAGE PC RATE: 7.7308
----------------------------------------------------------------------------------------
ISSUE DATE:   04/1/1997
CERTIFICATE BALANCE AT ISSUE:  $511,030,337.02

                                                              CERTIFICATE
                                                   TOTAL      ACCOUNT      CERTIFICATE
                                                   NUMBER OF  ACTIVITY     BALANCE
                                                   MORTGAGES  (@ PC RATE)  OUTSTANDING
                                                   ---------  ------------ ---------------
BALANCES FROM LAST FISCAL MONTH-END:                    1843                $511,030,337.02
PRINCIPAL POOL COLLECTION(S):
   Scheduled Principal Collected Due Current Month              $749,887.62
   Unscheduled Principal Collection/Reversals                   $133,027.07
   Liquidations-in-full                                   10  $3,104,209.00
   Principal Balance Sales Adjustments                                $0.00
   Net Principal Distributed                                  $3,987,123.69  ($3,987,123.69)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                  $0.00

BALANCE CURRENT FISCAL MONTH-END:                       1833                $507,043,213.33

SCHEDULED INTEREST AT MORTGAGE RATE:                          $3,416,061.95

UNSCHEDULED INTEREST AT MORTGAGE RATE:
   Unscheduled Interest Collections/Reversals                         $3.12
   Interest Sales Adjustments                                         $0.00
   Interest Accrual Adjustment                                        $0.00
   Interest Uncollected on Liquidation                                $0.00
   Interest Uncollected on Non-Earning Assets                         $0.00
   Net Unscheduled Interest Distributed                               $3.12

OTHER:
   Loan Conversion Fees                                               $0.00
   Expense Reimbursements                                             $0.00
   Gain on Liquidations                                               $0.00
   Hazard Insurance Premium Refunds                                   $0.00
   Net Other Distributions                                            $0.00

SCHEDULED SERVICING FEE EXPENSES:                               $123,297.62

UNSCHEDULED SERVICING FEES:
   Unscheduled Service Fee Collections/Reversals                      $0.04
   Servicing Fees Sales Adjustments                                   $0.00
   Servicing Fees Accrual Adjustments                                 $0.00
   Servicing Fees Uncollected on Liquidation                          $0.00
   Servicing Fees Uncollected/Non-Earning Assets                      $0.00
   Net Unscheduled Service Fees Distributed                           $0.04

MISCELLANEOUS EXPENSES:                                               $0.00

NET FUNDS DISTRIBUTED:                                        $7,279,891.10


                           PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             05/1997 DISTRIBUTION REPORT

PROCESSING MONTH:  04/1997

SERIES 1997-3  (1389)                                   WEIGHTED AVERAGE PC RATE: 7.7308
----------------------------------------------------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL      SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE

LOAN               AGGREGATE LOSS                PRINCIPAL                  SCHEDULED
COUNT              AMOUNT                        DISTRIBUTION               INTEREST DUE
-----              --------------                ------------               ------------
 0                  $0.00                         $3,987,123.69              $3,292,764.33


SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE (CONT'D.)

INTEREST           NET INTEREST                                             TOTAL
ADJUSTMENT         DISTRIBUTION                 OTHER                       DISTRIBUTION
----------         ------------                 -----                       ------------
 $3.16              $3,292,767.49                $0.00                       $7,279,891.10
--------------------------------------------------------------------------------------------------------------------------
INSURANCE RESERVES*

                                                                                 COVERAGE
  INSURANCE TYPE    ORIGINAL BALANCE CLAIMS IN PROGRESS CLAIMS PAID  ADJUSTMENTS REMAINING
  --------------    ---------------- ------------------ -----------  ----------- --------------
  MPI                          $0.00              $0.00       $0.00        $0.00          $0.00

  SPECIAL HAZARD       $5,110,303.00              $0.00       $0.00        $0.00  $5,110,303.00

  BANKRUPTCY BOND        $225,886.00              $0.00       $0.00        $0.00    $225,886.00
  SINGLE-UNITS           $100,000.00              $0.00       $0.00        $0.00    $100,000.00
  MULTI-UNITS            $125,886.00              $0.00       $0.00        $0.00    $125,886.00

  MORTGAGE REPURCHASE  $8,700,795.00              $0.00       $0.00        $0.00  $8,700,795.00
  Group I              $1,519,811.00              $0.00       $0.00        $0.00  $1,519,811.00
  Group II             $7,180,984.00              $0.00       $0.00        $0.00  $7,180,984.00



DELINQUENT INSTALLMENTS
-----------------------


              ONE                         TWO                         THREE
     -----------------------     ----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------     ----------------------
         9      $2,020,510.83     0         $0.00            0         $0.00

          IN FORECLOSURE                ACQUIRED
     -----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------
         0      $0.00              0        $0.00


Each of the Class B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, special hazard, bankruptcy and fraud coverage to certain of the PNC Mortgage Securities Corp. Series 1997-3 Mortgage Pass Through Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated April 28, 1997, pursuant to which the Offered Certificates were offered.

The Class Principal Balances of each Class of the Class B Certificates immediately after the principal and interest distribution on May 27, 1997, are as follows:


      CLASS            CLASS PRINCIPAL BALANCE      CLASS        CLASS PRINCIPAL BALANCE

       IB-1              $2,650,765.73               IIB-1        $7,176,183.05
       IB-2                $378,679.97               IIB-2        $4,485,114.40
       IB-3                $378,679.97               IIB-3        $1,794,045.76
       IB-4                $378,679.97               IIB-4        $1,614,641.78
       IB-5                $454,416.56               IIB-5          $897,022.88
       IB-6                $302,947.56               IIB-6        $1,076,428.93
                         -------------                            -------------

       TOTAL             $4,544,169.76               TOTAL       $17,043,436.80
                         -------------                           --------------
                         -------------                           --------------

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard, bankruptcy and fraud coverage as of the above referenced date is $5,110,303.00, $225,886.00, and $8,700,795.00, respectively.

                                                                           EXHIBIT A
                  DELINQUENT* MORTGAGE LOANS (AS OF APRIL 30, 1997):

SERIES 1997-3 (1389)
                          I                 II                    III
                    TOTAL LOANS            TOTAL
                         IN              DELINQUENT         LOANS DELINQUENT
                    MORTGAGE POOL          LOANS                1 MONTH
                  -----------------------------------------------------------
DOLLAR AMOUNT      $507,043,213.33**      $2,020,510.83***   $2,020,510.83***

NUMBER                        1833                    9                  9

% OF POOL
(DOLLAR)                    100.00%                0.40%              0.40%

% OF POOL
(NO. OF LOANS)              100.00%                0.49%              0.49%

                        IV                   V                VI

                 LOANS DELINQUENT    LOANS DELINQUENT      LOANS IN
                    2 MONTH               3 MONTH         FORECLOSURE
                  -------------------------------------------------------
DOLLAR AMOUNT      $0.00***            $0.00***             $0.00***

NUMBER                 0                   0                    0

% OF POOL
(DOLLARS)           0.00%               0.00%                0.00%

% OF POOL
(NO. OF LOANS)      0.00%               0.00%                0.00%


                         VII
                        LOANS
                       ACQUIRED
                  ------------------
DOLLAR AMOUNT      $0.00***

NUMBER                 0

% OF POOL
(DOLLARS)           0.00%

% OF POOL
(NO. OF LOANS)      0.00%

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all May 01, 1997 scheduled payments and April 01, 1997 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of April 30, 1997.

Trading Factor, calculated as of Distribution Date: May 27, 1997: 0.99219787.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including May 01, and unscheduled prepayments in months prior to May) can be calculated.